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                                                             Exhibit 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No.2-62630, 2-76637, 2-77915, 2-90384, 33-15949, 33-17990, 33-24397, 33-44294,
33-49740, and 33-49762 of Deere & Company on Form S-8, and in Registration Statements No. 33-34474, 33-39006, 33-46513, and 33-66134 of Deere & Company on
Form S-3, of our report dated December 8, 1993, appearing in this Annual Report on Form 10-K of Deere & Company for the year ended October 31, 1993.


/s/ Deloitte & Touche
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    DELOITTE & TOUCHE


January 24, 1994

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